UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2020

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250

Plymouth Meeting, PA
(address of principal executive offices)

19462

(zip code)
(610) 630-6357
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Item 1.01.	Entry Into A Material Definitive Agreement.

On July 1, 2020, AdaptHealth Corp., a Delaware corporation (the “Company”), completed (i) the previously announced issuance and sale (the “OEP Investment”) of 10,930,471 shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and 39,706 shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), to OEP AHCO Investment Holdings, LLC, a Delaware limited liability company (the “OEP Purchaser”), pursuant to the terms of that certain Investment Agreement, dated as of May 25, 2020, by and among the Company, the OEP Purchaser and, solely for purposes of Section 3.10 thereof, One Equity Partners VII, L.P., a Delaware limited partnership (the “OEP Investment Agreement”) and (ii) the previously announced issuance and sale (the “Deerfield Investment”) of 35,000 shares of the Company’s Series B-2 Preferred Stock, par value $0.0001 per share (“Series B-2 Preferred Stock”), to Deerfield Partners, L.P., a Delaware limited partnership (“Deerfield Partners”), pursuant to the terms of that certain Investment Agreement, dated as of June 24, 2020, by and between the Company and Deerfield Partners, respectively (the “Deerfield Investment Agreement”).

Certificates of Designations

On July 1, 2020, in connection with the issuance of Series A Preferred Stock pursuant to the OEP Investment and the issuance of Series B-2 Preferred Stock pursuant to the Deerfield Investment, the Company filed (i) a Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Series A Certificate of Designations”) and (ii) a Certificate of Designation, Preferences and Rights of Series B-2 Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Series B-2 Certificate of Designations”), in each case, with the Secretary of State of the State of Delaware.

The terms of the Series A Preferred Stock and Series B-2 Preferred Stock have been previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2020 and Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2020, respectively, which descriptions are incorporated herein by reference. Such descriptions are qualified in their entirety by the full text of the Series A Certificate of Designations and the Series B-2 Certificate of Designations, which are filed as Exhibits 3.1 and 3.2, respectively, hereto and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On July 1, 2020, in connection with the closing of the OEP Investment and the Deerfield Investment and pursuant to the terms of the OEP Investment Agreement and the Deerfield Investment Agreement, the Company entered into an Amended and Restated Registration Rights Agreement with the OEP Purchaser, Deerfield Partners, Deerfield Private Design Fund IV, L.P., a Delaware limited partnership (“Deerfield Private Design Fund IV”), and certain other holders (the “A&R Registration Rights Agreement”), which amended and restated the Registration Rights Agreement by and among the Company, AdaptHealth Holdings LLC, a Delaware limited liability company and direct subsidiary of the Company, Deerfield Private Design Fund IV and certain other holders entered into on November 8, 2019 in connection with the closing of the Company’s initial business combination, which A&R Registration Rights Agreement, among other things, provides the OEP Purchaser and Deerfield Partners with certain registration rights with respect to the shares of Class A Common Stock issuable upon conversion of (i) the Series A Preferred Stock and (ii) the Series B-1 Preferred Stock, par value $0.0001 per share (“Series B-1 Preferred Stock”), of the Company issuable upon conversion of the Series B-2 Preferred Stock, respectively.

The foregoing summary of the A&R Registration Rights Agreement is qualified in its entirety by the full text thereof, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Incremental Term Loan Amendment

On July 1, 2020, AdaptHealth LLC, a Delaware limited liability company and wholly-owned indirect subsidiary of the Company (the “Buyer”), entered into an Incremental Term Loan Amendment (the “Credit Agreement Amendment”) to the Third Amended and Restated Credit and Guaranty Agreement, originally dated March 20, 2019 (as previously amended on August 22, 2019, November 8, 2019 and May 8, 2020,  the “Credit Agreement”), by and among the Buyer, the guarantors named therein, CIT Finance LLC as administrative agent and the lenders party thereto. The Credit Agreement Amendment added an incremental term loan in the amount of $216,250,000 as a term loan under the Credit Agreement, ranked equally with all other term loans under the Credit Agreement.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text thereof, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 1, 2020, the Company acquired all of the issued and outstanding equity interests in LCP Solara Blocker Corp., a Delaware corporation (“Blocker”), and Eleanor Merger Sub, LLC (“Merger Sub”), a Delaware limited liability company and a wholly-owned subsidiary of the Buyer, merged with and into Solara Holdings, LLC, a Delaware limited liability company (“Solara”), which resulted in Blocker and Solara becoming subsidiaries of the Company (the “Acquisition”) pursuant to the terms of that certain Stock Purchase Agreement and Agreement and Plan of Merger (the “Purchase Agreement”), dated May 25, 2020, by and among the Company, the Buyer, Merger Sub, Solara and LCP Solara Blocker Seller, LLC, a Delaware limited liability company, in its capacity as Blocker Seller and as Representative (as defined in the Purchase Agreement).

The base purchase price for the Acquisition was $425,000,000, consisting of a combination of cash and 3,906,250 shares of Class A Common Stock, valued at $16 per share, subject to customary adjustments to the cash portion of such payment for cash, indebtedness, transaction expenses and net working capital (as compared to an agreed target net working capital amount), and subject to approximately $10 million withheld in escrow to fund certain potential indemnification matters. The Company funded the Acquisition and associated costs through a combination of incremental debt under the Credit Agreement Amendment and newly-issued equity, including the OEP Investment and the Deerfield Investment.

The terms and conditions of the Purchase Agreement have been previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on May 29, 2020, which description is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The shares of Class A Common Stock, Series A Preferred Stock and Series B-2 Preferred Stock issued pursuant to the Purchase Agreement, the OEP Investment Agreement and the Deerfield Investment Agreement were issued in private placements exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities did not involve a “public offering,” as defined in Section 4(2) of the Securities Act, and other applicable requirements were met.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated herein by reference.

Possible Effects on Rights of Existing Stockholders

Existing shareholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of the Company’s Class A Common Stock upon the conversion of (i) the Series A Preferred Stock or (ii) the Series B-1 Preferred Stock issuable upon conversion of Series B-2 Preferred Stock, in each case, following the removal of the conversion restrictions thereon. The sale into the public market of Class A Common Stock issued upon the conversion of such securities also could materially and adversely affect the market price of the Class A Common Stock.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

The information contained in Item 1.01 above with respect to the Series A Certificate of Designations and the Series B-2 Certificate of Designations is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 2, 2020, the Company issued a press release announcing the consummation of the Acquisition, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which the Company may become a party or governmental investigations to which the Company may become subject that could interrupt or limit the Company’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; and the impact of the recent coronavirus (COVID-19) pandemic and the Company’s response to it. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

•	The audited consolidated financial statements of Solara Medical Supplies, LLC as of December 31, 2019 and 2018 (Successor) and for the year ended December 31, 2019 (Successor) and the period from June 1, 2018 to December 31, 2018 (Successor) and financial statements for the period from January 1, 2018 to May 31, 2018 (Predecessor) and the related notes to the financial statements were previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 18, 2020.

•	The unaudited consolidated interim financial statements of Solara Medical Supplies, LLC as of March 31, 2020 and December 31, 2019 and for the three months ended March 31, 2020 and 2019, and the related notes to the financial statements were previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 18, 2020.

(b)	Pro Forma Financial Information.

•	The unaudited pro forma condensed combined financial information, and the related notes thereto, of AdaptHealth Corp. as of and for the three months ended March 31, 2020 and for the year ended December 31, 2019 were previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 18, 2020.

(d)         Exhibits

3.1	Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company.
3.2	Certificate of Designation, Preferences and Rights of Series B-2 Convertible Preferred Stock, par value $0.0001 per share, of the Company.
4.1	Amended and Restated Registration Rights Agreement, dated as of July 1, 2020, by and among the Company, the OEP Purchaser, Deerfield Partners, Deerfield Private Design Fund IV, L.P. and the other persons listed on the signature pages thereto.
10.1	Incremental Term Loan Amendment to the Third Amended and Restated Credit and Guaranty Agreement, dated as of July 1, 2020, by and among CIT Finance LLC as administrative agent, the lenders party thereto, AdaptHealth LLC and the guarantors named therein.
99.1	Press Release, dated July 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdaptHealth Corp.

By:	/s/ Gregg Holst
Gregg Holst
Chief Financial Officer

Dated: July 2, 2020